UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

AXS-ONE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-26358 (Commission File Number)	13-2966911 (IRS Employer Identification No.)

301 Route 17 North Rutherford, New Jersey (Address of principal executive offices)	07070 (Zip Code)

(201) 935-3400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2008, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the Registrant’s results of operations for, and financial condition as of, the fourth quarter and year ended December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release by Registrant, dated February 13, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.
Date: February 13, 2008	by:	/s/ Joseph Dwyer
Joseph Dwyer Executive V.P., Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release by Registrant, dated February 13, 2008